Exhibit 10.2

PROMISSORY NOTE

$84,000,000.00	Date: July 31, 2008

FOR VALUE RECEIVED, the undersigned, MERUELO MADDUX—845 S. FLOWER STREET, LLC, a Delaware limited liability company (“Borrower”), having an address at 761 Terminal Street, Building 1, Second Floor, Los Angeles, California 90021, promises to pay, as hereinafter provided, to the order of CANPARTNERS REALTY HOLDING COMPANY IV LLC, a Delaware limited liability company (“Lender”), having an address c/o Canyon Capital Realty Advisors, LLC, 2000 Avenue of the Stars, 11th Floor, Los Angeles, California 90067, without set-off, counterclaim or deduction, the sum of Eighty-Four Million Dollars ($84,000,000.00) (the “Stated Principal Amount”), or so much thereof as shall have been advanced by Lender, together with interest on the Outstanding Principal Balance (as hereinafter defined) at the rate(s) hereinafter provided. The proceeds of the loan evidenced by this Note shall be disbursed by Lender in two (2) separate Tranches (as defined below) pursuant to the Loan Agreement (as defined below).

Section 1. Definitions.

Borrower agrees that, for the purposes of this Note, the following terms shall have the following respective meanings ascribed thereto. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement of even date herewith between Borrower and Lender, as the same may hereafter be amended or modified (the “Loan Agreement”).

1.1 “Additional Sums” shall have the meaning set forth in Section 3.6 hereof.

1.2 “Affiliate” shall have the meaning set forth in the Loan Agreement.

1.3 “Borrower” shall have the meaning set forth in the preamble to this Note.

1.4 “Business Day” shall have the meaning set forth in the Loan Agreement.

1.5 “Capitalization Deficiency” shall have the meaning set forth in the Loan Agreement.

1.6 “Default Interest” shall have the meaning set forth in Section 2.3 hereof.

1.7 “Default Rate” means a rate equal to six percent (6.0%) per annum in excess of the Interest Rate (as hereinafter defined).

1.8 “Disbursement Date” means, with respect to each Tranche or any other advance of funds subject to the Loan Agreement, the date of a disbursement of the proceeds of such Tranche or advance by Lender regardless, in the case of disbursement into escrow or into any Reserve, of when the funds are actually released by escrow or received by Borrower.

1.9 “Dollars” shall have the meaning set forth in the Loan Agreement.

1.10 “Event of Default” shall have the meaning set forth in the Loan Agreement.

1.11 “Extension Fee” means a sum calculated as a percentage of the Stated Principal Amount to be paid by Borrower to Lender at the time Borrower exercises an Extension Option. The Extension Fee due upon exercise of each of the First Extension Option, the Second Extension Option and the Third Extension Option shall be equal to one half of one percent (0.50%) of the Stated Principal Amount. The Extension Fee due upon exercise of the Fourth Extension Option shall be equal to one percent (1.0%) of the Stated Principal Amount. The Extension Fee due upon exercise of the Fifth Extension Option shall be equal to one and one-half percent (1.5%) of the Stated Principal Amount.

1.12 “Extension Option” means any one of the First Extension Option, the Second Extension Option, the Third Extension Option, the Fourth Extension Option, or the Fifth Extension Option.

1.13 “First Extended Maturity Date” means the date six (6) months following the Initial Maturity Date.

1.14 “First Extension Option” shall have the meaning set forth in Section 2.4.2 hereof.

1.15 “First Extension Period” shall have the meaning set forth in Section 2.4.2 hereof.

1.16 “Fifth Extended Maturity Date” means the date six (6) months following the Fourth Extended Maturity Date.

1.17 “Fifth Extension Option” shall have the meaning set forth in Section 2.4.6 hereof.

1.18 “Fifth Extension Period” shall have the meaning set forth in Section 2.4.6 hereof.

1.19 “Fourth Extended Maturity Date” means the date six (6) months following the Third Extended Maturity Date.

1.20 “Fourth Extension Option” shall have the meaning set forth in Section 2.4.5 hereof.

1.21 “Fourth Extension Period” shall have the meaning set forth in Section 2.4.6 hereof.

1.22 “Holder” shall have the meaning as set forth in Section 3.14(b) hereof.

1.23 “Interest” shall have the meaning as set forth in Section 2.1 hereof.

1.24 “Interest Rate” means the rate of twelve percent (12%) per annum and calculated in accordance with Section 2.5 hereof.

1.25 “Interest Reserve” shall have the meaning as set forth in the Loan Agreement.

1.26 “Interest Commencement Date” means the date that Lender receives capital in anticipation of initial funding of the Loan.

1.27 “Initial Maturity Date” means the date eighteen (18) months following the date of this Note.

1.28 “Laws” shall have the meaning set forth in the Loan Agreement.

1.29 “Lender” shall have the meaning set forth in the preamble to this Note.

1.30 “Loan” shall have the meaning set forth in the Loan Agreement.

1.31 “Loan Agreement” shall have the meaning set forth in Section 1 hereof.

1.32 “Loan Documents” shall have the meaning set forth in the Loan Agreement.

1.33 “Maturity Date” means the Initial Maturity Date; provided, however, that in the event Borrower validly exercises the First Extension Option, the “Maturity Date” shall be the First Extended Maturity Date; provided, further, however, that in the event Borrower validly exercises the Second Extension Option, the “Maturity Date” shall be the Second Extended Maturity Date; provided, further, however, that in the event Borrower validly exercises the Third Extension Option, the “Maturity Date” shall be the Third Extended Maturity Date; provided, further, however, that in the event Borrower validly exercises the Fourth Extension Option, the “Maturity Date” shall be the Fourth Extended Maturity Date; provided, further, however, that in the event Borrower validly exercises the Fifth Extension Option, the “Maturity Date” shall be the Fifth Extended Maturity Date.

1.34 “Maximum Rate” shall mean the maximum rate of non-usurious interest permitted from day to day by applicable Laws and calculated after taking into account any and all Additional Sums that are deemed to be interest under applicable Laws.

1.35 “Mezzanine Lender” shall have the meaning set forth in the Loan Agreement.

1.36 “Mezzanine Loan” shall have the meaning set forth in the Loan Agreement.

1.37 “Mezzanine Loan Documents” shall have the meaning set forth in the Loan Agreement.

1.38 “Note” means this Promissory Note, as the same may hereafter be amended or modified.

1.39 “Obligations” shall have the meaning set forth in the Loan Agreement.

1.40 “Outstanding Principal Balance” means, at any time, the portion of the Stated Principal Amount advanced by Lender but not then repaid plus amounts added to the principal balance of this Note in accordance with the terms hereof and the other Loan Documents.

1.41 “Party” shall have the meaning set forth in the Loan Agreement.

1.42 “Payment Date” means the first (1st) day of the first calendar month after the Interest Commencement Date, and the first (1st) day of each calendar month thereafter through and including the first (1st) day of the calendar month in which the Maturity Date occurs.

1.43 “Person” shall have the meaning set forth in the Loan Agreement.

1.44 “Prepayment Fee” means an amount, in the event of a prepayment or repayment of the Outstanding Principal Balance (such prepayment or repayment, in whole but not in part, being permitted at any time), equal to interest at the Interest Rate under this Note on the principal amount of each Tranche being prepaid or repaid for a period that commences on the date of such prepayment or repayment and that terminates on the twelve (12) month anniversary of the Disbursement Date of each such Tranche. No prepayment fee shall apply to prepayment or repayment after the twelve (12) month anniversary of the Disbursement Date of the second Tranche.

1.45 “Prepayment Date” shall have the meaning set forth in Section 2.2 hereof.

1.46 “Prepayment Notice” shall have the meaning set forth in Section 2.2 hereof.

1.47 “Prepayment Notice Fee” shall have the meaning ascribed to it in Section 2.2 hereof.

1.48 “Property” shall have the meaning set forth in the Loan Agreement.

1.49 “Registrar” shall have the meaning set forth in Section 3.14(b) hereof.

1.50 “Reserves” shall have the meaning as set forth in the Loan Agreement.

1.51 “Second Extended Maturity Date” means the date six (6) months following the First Extended Maturity Date.

1.52 “Second Extension Option” shall have the meaning set forth in Section 2.4.3 hereof.

1.53 “Second Extension Period” shall have the meaning set forth in Section 2.4.3 hereof.

1.54 “Security Instrument” means the Deed of Trust (as defined in the Loan Agreement) executed by Borrower in favor of Lender.

1.55 “Stated Principal Amount” shall have the meaning set forth in the first paragraph of this Note.

1.56 “Tax and Insurance Reserve” shall have the meaning set forth in the Loan Agreement.

1.57 “Third Extended Maturity Date” means the date six (6) months following the Second Extended Maturity Date.

1.58 “Third Extension Option” shall have the meaning set forth in Section 2.4.4 hereof.

1.59 “Third Extension Period” shall have the meaning set forth in Section 2.4.4 hereof.

1.60 “Tranche” means each of the two (2) separate tranches of the Loan to be disbursed by Lender pursuant to the Loan Agreement.

Section 2. Payment of Interest and Principal.

2.1 Scheduled Payments of Interest and Principal. Subject to Section 2.3 hereof, interest shall accrue on the Outstanding Principal Balance at the lesser of (i) the Interest Rate or (ii) the Maximum Rate (such sums accrued, the “Interest”). For the period commencing on the Interest Commencement Date up to and including the Maturity Date, the Outstanding Principal Balance and Interest shall be payable as follows:

2.1.1 Commencing on the first Payment Date following the Interest Commencement Date, and continuing on each and every Payment Date thereafter until the Maturity Date, Borrower shall pay to Lender, in arrears, the Interest.

2.1.2 The Outstanding Principal Balance together with all unpaid Interest shall be due and payable in full on the Maturity Date or such earlier date as the Loan may become due.

2.1.3 All payments under this Note shall be made in immediately available funds on or before the date when due.

2.2 Prepayment. From and after the Disbursement Date of the first Tranche, upon not less than thirty (30) days’ prior written notice to Lender, Borrower may prepay the Outstanding Principal Balance, in whole, but not in part, in accordance with the terms of this Section 2.2. In the event Borrower desires to prepay this Note, it shall send a written notice to Lender in accordance with the notice provisions of the Loan Agreement (the “Prepayment Notice”), which Prepayment Notice shall state the expected date on which Borrower will make such prepayment, which date shall be not sooner than thirty (30) days nor longer than forty-five (45) days from Lender’s receipt of the Prepayment Notice (unless otherwise agreed to by Lender in its sole and absolute discretion) and which date must be a Business Day (the “Prepayment Date”). On the Prepayment Date, Borrower shall pay to Lender (a) the entire Outstanding Principal Balance; (b) all unpaid Interest thereon; (c) the Prepayment Fee, if any; and (d) all other amounts due under this Note and the other Loan Documents as of the Prepayment Date provided, however, that Borrower shall not be in default hereunder for failure to prepay the Loan on the Prepayment Date with respect to the first two (2) Prepayment Notices given by Borrower. Borrower shall notify Lender immediately if Borrower determines that it will not prepay the Loan on any Prepayment Date for any reason. It shall be an Event of Default if Borrower fails to fully repay the Loan on the Prepayment Date with respect to the third Prepayment Notice given. In addition, in the event Lender agrees, in its sole and absolute discretion, to accept a prepayment on a date less than thirty (30) days from the date of receipt by Lender of the Prepayment Notice, then Borrower shall also pay an amount (the “Prepayment Notice Fee”) equal to the interest at the Interest Rate under this Note on the principal amount of the Outstanding Principal Balance being prepaid for a period equal to the period of time by which the date between receipt of the Prepayment Notice is less than thirty (30) days prior to the Prepayment Date (provided, however, that Borrower shall not be obligated to pay such interest for any portion of such period prior to the twelve (12) month anniversary of the Disbursement Date (for which Borrower shall pay the Prepayment Fee)). In the event Borrower fails to make the prepayment described in the Prepayment Notice on the Prepayment Date, Borrower shall have no further right to make a prepayment unless and until Borrower provides a new Prepayment Notice to Lender. Except as set forth herein, no full or partial prepayments of the Outstanding Principal Balance shall be allowed. Borrower acknowledges that it possesses no right to prepay this Note, except as expressly provided herein. By initialing below, Borrower expressly acknowledges and understands that notwithstanding any applicable law to the contrary, pursuant to the terms of this Note, it has agreed that it has no right to prepay this Note without the payment of the Prepayment Fee and the Prepayment Notice Fee, as applicable, including, without limitation, any prepayment resulting from an acceleration of this Note by reason of an Event of Default, and that except as otherwise provided in this Note and that it shall be liable for the payment of the Prepayment Fee and the Prepayment Notice Fee, as applicable, for prepayment of this Note on acceleration of this Note in accordance with its terms. Furthermore, by initialing below, Borrower waives any rights it may have under Section 2954.10 of the California Civil Code, or any successor statute, and expressly acknowledges and understands that Lender has made the Loan in reliance on these waivers and agreements of Borrower and that Lender would not have made the Loan without such waivers and agreements of Borrower and that Borrower has received separate consideration for the agreements set forth herein.

Borrower’s initials:

2.3 Default Interest. Upon the occurrence of and during the continuance of an Event of Default, including, without limitation, any failure to pay any payment of principal, Interest, Prepayment Fee, Prepayment Notice Fee or Additional Sums when due and such failure continues after any applicable notice or grace period (including the failure to pay all amounts outstanding hereunder on the Maturity Date or such earlier date upon acceleration of this Note in accordance with its terms), then such principal, Interest, Prepayment Fee, Prepayment Notice Fee or Additional Sums shall bear interest at the Default Rate from the date due (without regard to grace periods) through and including the date such amount is received by Lender. In addition and without limiting the foregoing, upon the occurrence of and during the continuance of an Event of Default, the Outstanding Principal Balance shall bear interest at the Default Rate. All interest payable at the Default Rate hereunder is referred to herein as the “Default Interest”. Default Interest shall be payable, from time to time, immediately upon demand. Borrower expressly acknowledges and agrees that the Default Interest provisions are reasonable under the circumstances existing on the date of this Note, that it would be extremely difficult and impractical to fix Lender’s actual damages arising out of any late payment by Borrower, and that the Default Interest (together with the late charge described in Section 2.8 of this Note, as applicable) shall be conclusively presumed to be the actual amount of such damages incurred by Lender.

2.4 Payments at Maturity; Extension of Maturity.

2.4.1 The entire Outstanding Principal Balance, unpaid Interest, the Prepayment Fee (if applicable), the Prepayment Notice Fee (if applicable), and any and all Additional Sums which are due and payable pursuant to the terms and provisions of the Note and the other Loan Documents, shall be due and payable on the Maturity Date or such earlier date as the Loan may become due or is otherwise paid in full.

2.4.2 Notwithstanding the foregoing, Borrower shall have an option (the “First Extension Option”) to extend the maturity of this Note for a period of six (6) calendar months commencing on the Initial Maturity Date and ending on the First Extended Maturity Date (the “First Extension Period”), upon the terms and conditions set forth in this Note and upon satisfaction of all the following conditions:

(a) No Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, exists upon the date on which the First Extension Option is exercised or on or prior to the commencement date of the First Extension Period;

(b) Borrower delivers to Lender written notice of its intent to exercise the First Extension Option not less than forty-five (45) days prior to the then scheduled Maturity Date, which notice shall include payment of the Extension Fee, which Extension Fee is non-refundable to Borrower and shall be deemed fully earned by Lender upon receipt;

(c) The funding of the second Tranche and the satisfaction of all conditions to such funding (as set forth in the Loan Agreement and any other Loan Documents) on or prior to the date six (6) months following the date of this Note;

(d) Any Mezzanine Loan intended to satisfy the Capitalization Deficiency in whole or part under Section 6.28 of the Loan Agreement shall have been fully funded with (i) all proceeds of the Mezzanine Loan deposited into the Additional Equity Reserve, (ii) all Mezzanine Loan Documents approved by Lender, and (iii) a subordination and intercreditor agreement executed by the Mezzanine Lender in form and substance satisfactory to Lender.

(e) If requested by Lender, Borrower shall obtain the issuance of any endorsements to the Title Policy requested by Lender in connection with the First Extension Option;

(f) Borrower shall have paid to Lender all costs and expenses including, without limitation, attorneys’ fees and costs and documentation charges, incurred in connection with Borrower’s exercise or request to exercise the First Extension Option; and

(g) Borrower shall have deposited into the Reserves, including, without limitation, the Tax and Insurance Reserve, the Interest Reserve and the Construction Reserve, such amounts determined by Lender to be sufficient, when added to the funds then remaining in the Reserves, to pay the amounts likely to be paid from the Reserves during the First Extension Period.

Upon satisfaction of the terms above, the “Maturity Date” shall be deemed to be the First Extended Maturity Date.

2.4.3 Notwithstanding the foregoing, in the event Borrower has successfully exercised its First Extension Option, Borrower shall have an option (the “Second Extension Option”) to extend the maturity of this Note for a period of six (6) calendar months commencing on the First Extended Maturity Date and ending on the Second Extended Maturity Date (the “Second Extension Period”), upon the terms and conditions set forth in this Note and upon satisfaction of all the following conditions:

(a) No Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, exists upon the date on which the Second Extension Option is exercised or on or prior to the commencement date of the Second Extension Period;

(b) Borrower delivers to Lender written notice of its intent to exercise the Second Extension Option not less than forty-five (45) days prior to the then scheduled

Maturity Date, which notice shall include payment of the Extension Fee, which Extension Fee is non-refundable to Borrower and shall be deemed fully earned by Lender upon receipt;

(c) If requested by Lender, Borrower shall obtain the issuance of any endorsements to the Title Policy requested by Lender in connection with the Second Extension Option;

(d) Borrower shall have paid to Lender all costs and expenses including, without limitation, attorneys’ fees and costs and documentation charges, incurred in connection with Borrower’s exercise or request to exercise the Second Extension Option; and

(e) Borrower shall have deposited into the Reserves, including, without limitation, the Tax and Insurance Reserve, the Interest Reserve and the Construction Reserve, such amounts determined by Lender to be sufficient, when added to the funds then remaining in the Reserves, to pay the amounts likely to be paid from the Reserves during the Second Extension Period.

Upon satisfaction of the terms above, the “Maturity Date” shall be deemed to be the Second Extended Maturity Date.

2.4.4 Notwithstanding the foregoing, in the event Borrower has successfully exercised its Second Extension Option, Borrower shall have an option (the “Third Extension Option”) to extend the maturity of this Note for a period of six (6) calendar months commencing on the Second Extended Maturity Date and ending on the Third Extended Maturity Date (the “Third Extension Period”), upon the terms and conditions set forth in this Note and upon satisfaction of all the following conditions:

(a) No Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, exists upon the date on which the Third Extension Option is exercised or on or prior to the commencement date of the Third Extension Period;

(b) Borrower delivers to Lender written notice of its intent to exercise the Third Extension Option not less than forty-five (45) days prior to the then scheduled Maturity Date, which notice shall include payment of the Extension Fee, which Extension Fee is non-refundable to Borrower and shall be deemed fully earned by Lender upon receipt;

(c) If requested by Lender, Borrower shall obtain the issuance of any endorsements to the Title Policy requested by Lender in connection with the Third Extension Option;

(d) Borrower shall have paid to Lender all costs and expenses including, without limitation, attorneys’ fees and costs and documentation charges, incurred in connection with Borrower’s exercise or request to exercise the Third Extension Option; and

(e) Borrower shall have deposited into the Reserves, including, without limitation, the Tax and Insurance Reserve, the Interest Reserve and the Construction Reserve, such amounts determined by Lender to be sufficient, when added to the funds then remaining in the Reserves, to pay the amounts likely to be paid from the Reserves during the Third Extension Period.

Upon satisfaction of the terms above, the “Maturity Date” shall be deemed to be the Third Extended Maturity Date.

2.4.5 Notwithstanding the foregoing, in the event Borrower has successfully exercised its Third Extension Option, Borrower shall have an option (the “Fourth Extension Option”) to extend the maturity of this Note for a period of six (6) calendar months commencing on the Third Extended Maturity Date and ending on the Fourth Extended Maturity Date (the “Fourth Extension Period”), upon the terms and conditions set forth in this Note and upon satisfaction of all the following conditions:

(a) No Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, exists upon the date on which the Fourth Extension Option is exercised or on or prior to the commencement date of the Fourth Extension Period;

(b) Borrower delivers to Lender written notice of its intent to exercise the Fourth Extension Option not less than forty-five (45) days prior to the then scheduled Maturity Date, which notice shall include payment of the Extension Fee, which Extension Fee is non-refundable to Borrower and shall be deemed fully earned by Lender upon receipt;

(c) If requested by Lender, Borrower shall obtain the issuance of any endorsements to the Title Policy requested by Lender in connection with the Fourth Extension Option;

(d) Borrower shall have paid to Lender all costs and expenses including, without limitation, attorneys’ fees and costs and documentation charges, incurred in connection with Borrower’s exercise or request to exercise the Fourth Extension Option; and

(e) Borrower shall have deposited into the Reserves, including, without limitation, the Tax and Insurance Reserve, the Interest Reserve and the Construction Reserve, such amounts determined by Lender to be sufficient, when added to the funds then remaining in the Reserves, to pay the amounts likely to be paid from the Reserves during the Fourth Extension Period.

Upon satisfaction of the terms above, the “Maturity Date” shall be deemed to be the Fourth Extended Maturity Date.

2.4.6 Notwithstanding the foregoing, in the event Borrower has successfully exercised its Fourth Extension Option, Borrower shall have an option (the “Fifth Extension Option”) to extend the maturity of this Note for a period of six (6) calendar months commencing on the Fourth Extended Maturity Date and ending on the Fifth Extended Maturity Date (the “Fifth Extension Period”), upon the terms and conditions set forth in this Note and upon satisfaction of all the following conditions:

(a) No Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, exists upon the date on which the Fifth Extension Option is exercised or on or prior to the commencement date of the Fifth Extension Period;

(b) Borrower delivers to Lender written notice of its intent to exercise the Fifth Extension Option not less than forty-five (45) days prior to the then scheduled Maturity Date, which notice shall include payment of the Extension Fee, which Extension Fee is non-refundable to Borrower and shall be deemed fully earned by Lender upon receipt;

(c) If requested by Lender, Borrower shall obtain the issuance of any endorsements to the Title Policy requested by Lender in connection with the Fifth Extension Option;

(d) Borrower shall have paid to Lender all costs and expenses including, without limitation, attorneys’ fees and costs and documentation charges, incurred in connection with Borrower’s exercise or request to exercise the Fifth Extension Option; and

(e) Borrower shall have deposited into the Reserves, including, without limitation, the Tax and Insurance Reserve, the Interest Reserve and the Construction Reserve, such amounts determined by Lender to be sufficient, when added to the funds then remaining in the Reserves, to pay the amounts likely to be paid from the Reserves during the Fifth Extension Period.

Upon satisfaction of the terms above, the “Maturity Date” shall be deemed to be the Fifth Extended Maturity Date.

2.5 Calculation of Interest. All interest on this Note shall be compounded monthly and shall be calculated on the basis of a three hundred sixty (360) day year and the actual number of days elapsed, unless use of a three hundred sixty (360) day year would result in collection of interest in excess of the Maximum Rate, if any, in which case interest shall be calculated based on the Maximum Rate.

2.6 Application of Payments. Except as otherwise provided in Section 2.2 of this Note regarding prepayments, prior to, during and after the occurrence of an Event of Default, all monies paid by Borrower to Lender, including, without limitation, all fees, charges and Default Interest, shall be applied to the following in such order as Lender may elect in its sole and absolute discretion: (i) the Additional Sums; (ii) the Prepayment Fee; (iii) the Prepayment Notice Fee; (iv) the late charge as provided in Section 2.8 below; (v) the unpaid Interest; (vi) Default Interest; (vii) the Outstanding Principal Balance; or (viii) any combination thereof.

2.7 Place of Payment; Business Days. All payments in respect of this Note shall be paid by Borrower to Lender in accordance with Section 2.11 of this Note. If any payment in respect of this Note becomes due and payable on any date which is not a Business Day, such payment shall be payable on the next succeeding Business Day.

2.8 Late Charge. If any installment of interest or principal is not paid by the fifth (5th) day of each month, Borrower shall pay to Lender a late charge of fifteen percent (15%) of the amount so overdue in order to defray part of the expense incident to handling such delinquent payment or payments. Such late charge shall be immediately due and payable without notice or demand by Lender. Such late charge shall be in addition to and separate from any increase in interest due hereunder as a result of calculation of Default Interest. Acceptance by Lender of any late charge or Default Interest shall not be deemed a waiver of any of Lender’s rights hereunder or under the other Loan Documents with respect to such late payment. Borrower expressly acknowledges and agrees that the foregoing late charge provisions are reasonable under the circumstances existing on the date of this Note, that it would be extremely difficult and impractical to fix Lender’s actual damages arising out of any late payment, and that the foregoing late charge (and the Default Interest) shall be presumed to be the actual amount of such damages incurred by Lender.

2.9 Use of Loan Proceeds. Borrower certifies to Lender that the Loan evidenced by this Note is obtained for business or commercial purposes and that the proceeds thereof will not be used for personal, family household or agricultural purposes.

2.10 Acceleration. If there is an Event of Default, Lender may, at its option, declare any or all of the indebtedness due hereunder to be immediately due and payable without any presentment, demand, protest or notice of any kind.

2.11 Wire Transfer. All payments in respect of this Note shall be made by Borrower to Lender by wire transfer of good funds as follows:

Wire to:	Bank:	City National Bank, Los Angeles, CA
	ABA No.:	122 016 066
	Account Name:	Canpartners Realty Holding Company IV LLC
	Account No.:	210 036 881

Lender shall have the right to change the foregoing account and other information from time to time in Lender’s sole and absolute discretion, provided such change will not be effective as to Borrower until Borrower receives notice of such change in accordance with the notice provisions of the Loan Agreement.

Section 3. Miscellaneous.

3.1 Security for Payment. The payment of this Note is secured by, among other things, the Security Instrument and the other Loan Documents, all of which are incorporated herein by reference as if fully set forth herein.

3.2 Governing Law. This Note shall be governed by, and construed and enforced in accordance with, the local laws of the State of California without regard to principles of conflicts of laws.

3.3 Headings. Article and Section headings in this Note are included for convenience of reference only and are not part of this Note for any other purpose.

3.4 Time of the Essence. Time is hereby declared to be of the essence of this Note and of every part hereof.

3.5 Waiver. Borrower agrees to be bound hereby and, except as may otherwise be set forth herein or in the other Loan Documents, to the extent permitted by law: (i) waives and renounces any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness evidenced by this Note or by any extension or renewal hereof; (ii) waives presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor, and notice of protest; (iii) waives all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default, or enforcement of the payment hereof or hereunder, except as expressly provided in the Loan Agreement; (iv) waives any and all lack of diligence and delays in the enforcement of the payment hereof; (v) agrees that the liability of Borrower shall be unconditional and without regard to the liability of any other person or entity for the payment hereof, and shall not in any manner be affected by any indulgence or forbearance granted or consented to by Lender to any of them with respect hereto; (vi) consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof; (vii) consents to the addition of any and all other makers, endorsers, guarantors, and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agrees that the addition of any such obligors or security or the taking of any of the other acts described above shall not affect the liability of Borrower for the payment hereof; and (viii) waives all rights to plead or assert at any time any statute of limitations as a defense or bar to any action or proceeding brought to enforce this Note or any obligations secured hereby.

3.6 Additional Sums as Interest. All fees, charges or other sums payable by Borrower to Lender pursuant to this Note or otherwise with respect to the Loan, the Obligations, the Security Instrument or any other Loan Document (collectively, the “Additional Sums”), which under the laws of the State of California may be considered to be interest, shall, for the purpose of any law of the State of California limiting the maximum rate of interest to be charged with respect to the Loan or indebtedness, be payable by Borrower as, and shall be considered to be, additional interest, and for such purposes only, the agreed upon and contracted Interest Rate as calculated herein shall be considered increased to reflect the payment of such Additional Sums as interest, which increased Interest Rate Borrower hereby agrees to pay.

3.7 Binding Effect; Assignment. This Note shall be binding upon and shall inure to the benefit of the parties hereto and thereto, and Borrower may not assign its rights hereunder or any interest herein.

3.8 Cumulative Remedies; No Waiver. The rights, powers, privileges and remedies of Lender provided herein are cumulative and not exclusive of any right, power, privilege or remedy provided by Law or equity. No failure or delay on the part of Lender in exercising any right, power, privilege or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise of the same or any other right, power, privilege or remedy.

3.9 Amendments; Consents. No amendment, modification, supplement, extension, termination or waiver of any provision of this Note, no approval or consent thereunder, and no consent to any departure by Borrower or any other party therefrom may, in any event, be effective unless in writing signed by Lender and Borrower, and then only in the specific instance and for the specific purpose given.

3.10 Nature of Lender’s Obligations. Nothing contained in this Note and no action taken by Lender pursuant hereto may, or may be deemed to, make Lender a partner of a partnership, an associate of an association, or a joint venturer of a joint venture, or other entity, either with Borrower or any Affiliate of Borrower and, at all times, the relationship between Lender and Borrower shall be that of a lender and a borrower, respectively.

3.11 Attorneys’ Fees; Enforcement. Borrower shall reimburse Lender for all attorneys’ fees, costs and expenses, arising from and after the date hereof, incurred by Lender in connection with the enforcement of Lender’s rights under this Note and each of the other Loan Documents, including, without limitation, attorneys’ fees, costs and expenses for trial, appellate proceedings, out-of-court negotiations, workouts and settlements, and for enforcement of rights under any state or federal statute, including, without limitation, attorneys’ fees, costs and expenses incurred in bankruptcy and insolvency proceedings such as (but not limited to) in connection with seeking relief from stay in a bankruptcy proceeding. The term “expenses” means any actual and reasonable expenses incurred by Lender in connection with any of the out-of-court, state, federal or bankruptcy proceedings referenced above, including but not limited to the reasonable fees and expenses of any appraisers, consultants and expert witnesses retained or consulted by Lender in connection with any of those proceedings. Lender shall also be entitled to its attorneys’ fees, costs and expenses incurred in any post-judgment proceedings to collect and enforce its judgment(s). This provision is separate and several and shall survive any merger of this Note into any judgment on this Note.

3.12 Severability of Provisions. Any provision in this Note that is held to be inoperative, unenforceable or invalid shall be inoperative, unenforceable or invalid without affecting the remaining provisions of this Note, and to this end, all the provisions of this Note are declared to be severable.

3.13 WAIVERS.

(a) JURY WAIVER. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, IN CONSIDERATION OF LENDER’S AGREEMENT TO THE PROVISIONS OF THIS NOTE AND THE OTHER LOAN DOCUMENTS, BORROWER AND LENDER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVE, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY LENDER OR BORROWER IN CONNECTION WITH THE LOAN AND/OR THIS NOTE, ANY AND EVERY RIGHT IT MAY HAVE TO A TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH INCLUDING, BUT NOT LIMITED TO THOSE RELATING TO (A) ALLEGATIONS THAT A PARTNERSHIP EXISTS BETWEEN LENDER AND

BORROWER; (B) USURY OR PENALTIES OR DAMAGES THEREFOR; (C) ALLEGATIONS OF UNCONSCIONABLE ACTS, DECEPTIVE TRADE PRACTICE, LACK OF GOOD FAITH OR FAIR DEALING, LACK OF COMMERCIAL REASONABLENESS, OR SPECIAL RELATIONSHIPS (SUCH AS FIDUCIARY, TRUST OR CONFIDENTIAL RELATIONSHIP); (D) ALLEGATIONS OF DOMINION, CONTROL, ALTER EGO, INSTRUMENTALITY, FRAUD, REAL ESTATE FRAUD, MISREPRESENTATION, DURESS, COERCION, UNDUE INFLUENCE, INTERFERENCE OR NEGLIGENCE; (E) ALLEGATIONS OF TORTIOUS INTERFERENCE WITH PRESENT OR PROSPECTIVE BUSINESS RELATIONSHIPS OR OF ANTITRUST; OR (F) SLANDER, LIBEL OR DAMAGE TO REPUTATION. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

(b) ADDITIONAL WAIVERS. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, IN CONSIDERATION OF LENDER’S AGREEMENT TO THE PROVISIONS OF THIS NOTE AND THE OTHER LOAN DOCUMENTS, BORROWER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY LENDER IN CONNECTION WITH THE LOAN AND/OR THIS NOTE, ANY AND EVERY RIGHT IT MAY HAVE TO (i) INTERPOSE ANY COUNTERCLAIM THEREIN, EXCEPT TO THE EXTENT THAT SAID COUNTERCLAIM MUST BE ASSERTED PURSUANT TO APPLICABLE LAW OR OTHERWISE BE BARRED FROM BEING ASSERTED IN ANY OTHER ACTION AND (ii) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT BORROWER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION WITH RESPECT TO ANY ASSERTED CLAIM.

3.14 Participations and Securitization. Provided that so long as no Event of Default has occurred, Lender will be the sole servicer and administrator of the Loan.

(a) Borrower acknowledges that Lender may elect from time to time in its sole discretion, after the date of this Note, to sell, assign or grant participations in the Loan and/or interests in the Loan to one or more Persons. Borrower acknowledges that Lender may distribute to such Persons all documents and information (including, but not limited to, financial information), which has been or is hereafter provided or known to Lender with respect to the Property and its operation and any Party connected with the Loan. In connection with any such sale, assignment or participation, Borrower further agrees that the Loan Documents shall be sufficient evidence of the obligation of Borrower to each purchaser, assignee or participant and, upon written request by Lender, Borrower shall enter into such amendments or modifications to the Loan Documents as may be reasonably required in order to evidence any such sale, assignment or participation, all at Lender’s sole cost and expense. The indemnity obligations of Borrower under the Loan Documents shall also apply with respect to any purchaser, assignee or participant.

(b) Borrower hereby acknowledges and makes this Note a registered obligation for United States withholding tax purposes. Borrower shall be the registrar for the Note (the “Registrar”) with full power of substitution. In the event the Registrar becomes unable or unwilling to act as registrar under this Note, Borrower shall reasonably designate a successor Registrar. Any party which acquires a beneficial interest in the Loan (a “Holder”) who is a foreign person, by its acceptance of this Note, hereby agrees to provide Borrower with a completed Internal Revenue Service Form W-8 (Certificate of Foreign Status) or a substantially similar form for such Holder, participants or other affiliates who are holders of beneficial interests in this Note. Notwithstanding any contrary provision contained herein or any of the other Loan Documents, neither this Note nor any interests therein may be sold, transferred, hypothecated, participated or assigned to any Person except upon satisfaction of the conditions specified herein. Each Holder, by its acceptance of its Note, agrees to be bound by the provisions of this section and to indemnify and hold harmless the Registrar against any and all loss or liability arising from the disposition by such Holder of this Note or any interest therein in violation of this section. The Registrar shall keep at its principal executive office (or an office or agency designated by it by notice to the last registered Holder) a ledger, in which, subject to such reasonable regulations as it may prescribe, but at its expense (except as specified below), it shall provide for the registration and transfer of this Note. No sale, transfer, hypothecation, participation or assignment of this Note or the interest therein shall be effective for any purpose until it shall be registered on the books of the Registrar to be maintained for such purpose. In the event of a sale, transfer, hypothecation, participation or assignment of this Note or any interest herein, each Holder, prior to such sale, transfer, hypothecation, participation or assignment of this Note or any interest therein shall provide the Registrar with notice of such transaction at the time of such transaction. The Registrar shall record the transfer of this Note on the books maintained for this purpose upon receipt by the Registrar at the office or agency designated by the Registrar of (i) a written assignment of the Note being assigned (or the applicable interest therein), (ii) funds sufficient to pay any transfer taxes payable upon the making of such transfer as well as the cost of reviewing the documents presented to the Registrar, and (iii) such evidence of due execution as the Registrar shall reasonably require. The Registrar shall record the transfer of this Note on the books maintained for such purpose at the cost and expense of the assignee.

[signatures on following page]

IN WITNESS WHEREOF, Borrower has executed and delivered this Promissory Note as of the day and year first above written.

BORROWER:

MERUELO MADDUX - 845 S. FLOWER STREET, LLC,
a Delaware limited liability company

By:
Name:
Its:

PROMISSORY NOTE

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